                        ANNUAL REPORT / DECEMBER 31, 2001

                           AIM WORLDWIDE SPECTRUM FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

       ISAAC NEWTON DISCOVERS THE REFRACTION OF LIGHT BY AN UNKNOWN ARTIST

  WHEN NEWTON DISCOVERED THE REFRACTION OF LIGHT, HE OBSERVED THE MULTI-COLORED

  LIGHT SPECTRUM. SIMILARLY, MARKETS ARE MULTIFACETED AND CONSIST OF DIFFERENT

   TYPES OF STOCKS, INCLUDING DOMESTIC AND FOREIGN LARGE-, MID- AND SMALL-CAP

  STOCKS. IN SELECTING HOLDINGS FOR AIM WORLDWIDE SPECTRUM FUND, WE SEEK TO OWN

       THE MOST ATTRACTIVE STOCKS, REGARDLESS OF MARKET CAPITALIZATION OR

                  INVESTMENT-STYLE CATEGORY, ON A GLOBAL BASIS.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Worldwide Spectrum Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Had the advisor not waived fees during the reporting period, returns would have been lower.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment in the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The free index represents actual buyable opportunities for global investors.
o The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the fiscal year covered by
ROBERT H.           this report has been. For equity investors, the years 2000
GRAHAM]             and 2001 were unlike anything we had seen in a generation.
                    For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the
                    MSCI World Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones,
                    did well. The domestic, investment-grade Lehman Aggregate
                    Bond Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                    the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.


YOUR FUND'S PERFORMANCE

For the six months since our last report to you, dated June 30, 2001, total return for Class A shares at net asset value was 4.24%. By contrast, the Lipper Global Fund Index returned -6.91% for the same period. The fund's flexible investing style was beneficial as investor sentiment shifted between growth and value investing and large and small cap stocks during those six months. And the fund rallied strongly in the fourth quarter, with Class A shares returning 14.68% at net asset value.
    For the fiscal year as a whole, Class A shares of AIM Worldwide Spectrum Fund returned -1.49% at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND EASILY OUTPACES BENCHMARK INDEXES

HOW DID AIM WORLDWIDE SPECTRUM FUND PERFORM DURING THE YEAR?
A steady stream of disappointing corporate earnings numbers and downgrades, coupled with the aftermath of September 11, sent most world markets lower. Although markets rebounded strongly in the final months of the year, it was not enough to pull most world market returns into positive territory. Given the gloom and doom environment, the fund posted impressive returns. For the year ended December 31, 2001, AIM Worldwide Spectrum Fund returned -1.49% for Class A shares and -2.09% for Class B and Class C shares, excluding sales charges. By comparison, the fund's benchmark, the MSCI All Country (AC) World Free Index returned -15.91% for the same period. The fund also easily outperformed the S&P 500 Index which returned -11.88% for the year.
    The fund's slightly negative annual return belies stellar fund performance late in year. For the fourth quarter, for instance, the fund returned 14.68% for Class A shares and 14.38% for Class B and C shares, excluding sales charges. The MSCI All Country (AC) World Free Index and the S&P 500 Index returned 9.42% and 10.68%, respectively for the same three-month period.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE U.S. ECONOMY AND STOCK MARKET?
The economy remained weak even as the U.S. Federal Reserve (the Fed) unleashed a multitude of short-term interest rate reductions over the course of the year. The first of 11 rate cuts occurred on January 3, 2001--just three days after the start of the new year. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 1.75% by year-end.
    But neither the economy nor the stock markets responded to the Fed's actions. Indeed, U.S. gross domestic product contracted at an annualized rate of 1.3% in the third quarter of 2001. Deteriorating corporate earnings prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks--or to abandon the stock market altogether in favor of fixed-income or money market investments. While value stocks outperformed growth stocks for much of the year, both actually ended the year in negative territory.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. But by early November, most major market indexes had recouped all of their post-attack losses.

HOW DID MARKETS IN EUROPE AND THE REST OF THE WORLD FARE?

Europe: Most European stock markets reported negative returns for the year, particularly tech-driven countries such as Finland and Sweden. Also, European economies continue to slow. The manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some countries, such as France and Germany, rose. That said, the International Monetary Fund
(IMF) forecasts European Union growth of 1.3% for the year 2002 compared to just 0.8% for the U.S. The European Central Bank (ECB) continued its wait-and-see attitude in 2001--cutting interest rates just four times to 3.25%. And, the euro, for the most part, was relatively weak compared to the U.S. dollar.
    Asia: With the notable exception of South Korea, Asian markets posted disappointing returns as many countries in the region depend heavily on export revenue. The events of September 11 only exacerbated the situation. A fourth-quarter tech rally however helped buoy some regional markets. Japan, the largest Asian economy, continued to face deflation, interest rates near zero, little to no growth and bad bank loans.
    Latin America: Disastrous political and financial problems continued to plague Argentina, while Brazil suffered contagion from its Argentine neighbor. Mexico emerged as the bright spot and became a safe haven for emerging market investors.

FUND AT A GLANCE

AIM Worldwide Spectrum Fund is for shareholders who seek long-term growth of capital by investing in U.S. and international companies of all sizes, focusing on those considered to be undervalued.

[SMALL PHOTO]

INVESTMENT STYLE: GARP OR GROWTH-AT-A-REASONABLE-PRICE (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuation)

o   The fund invests in companies of all sizes.

o Fund targets companies from any country with strong growth prospects and good value.

o   The fund takes a multi-cap approach.

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets


===================================================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES                            TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                              3.6%    1. Pharmaceuticals                 8.5%      1. U.S.A.               61.5%

 2. Citigroup Inc.                               3.1     2. Diversified Financial Services  7.7       2. United Kingdom        6.7

 3. Sun Microsystems, Inc.                       2.9     3. Application Software            5.3       3. Bermuda               6.4

 4. Altana A.G. (Germany)                        2.9     4. Airlines                        4.5       4. Canada                5.6

 5. Everest Re Group, Ltd. (Bermuda)             2.8     5. Computer Hardware               4.4       5. Germany               4.8

 6. Willis Group Holdings Ltd. (United Kingdom)  2.8     6. Systems Software                3.6       6. Ireland               2.5

 7. Biovail Corp. (Canada)                       2.6     7. Oil & Gas Drilling              3.3       7. France                1.6

 8. Laboratory Corp. of America Holdings         2.5     8. Reinsurance                     2.9       8. Italy                 0.7

 9. Ryanair Holdings PLC (Ireland)               2.5     9. Insurance Brokers               2.8

10. Tyco International Ltd. (Bermuda)            2.4    10. Construction & Engineering      2.7

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
AIM Worldwide Spectrum Fund has a broad mandate--in other words, it may invest in any size company, anywhere in the world, no matter the investment style. We consider the fund to have a one-world view so stock selections are based on companies, not countries. That said, the majority of the fund's investments were in the United States with foreign exposure primarily in Europe and Canada.
    Health care, industrial and financial sector stocks generally benefited fund performance. Two of the fund's pharmaceutical holdings include:

o BIOVAIL CORP: a Canadian company that applies its timed-release drug-delivery systems to existing drugs that treat hypertension, asthma and arthritis.
o SANOFI-SYNTHELABO S.A.: a Paris-based drug manufacturer that specializes in cardiovascular, central nervous system, oncology and internal medicine formulations.

    After the events of September 11, we added to some sectors/stocks that sold off after the attacks including airlines, leisure and reinsurance--the reinsurance industry was under price competition pressure for sometime, but post-attacks the sector rallied as firms announced future price increases. Examples of fund holdings in these areas include:

o SOUTHWEST AIRLINES: a U.S.-based, low-cost, no-frills airline that is expanding service to the eastern U.S.
o EVEREST RE GROUP, LTD.: a holding company for Everest Reinsurance Company, an underwriter of property/casualty reinsurance.

     We also found good opportunities in U.S. large-cap stocks. Indeed, at the end of the reporting period approximately 50% of the fund's holdings were in U.S. large-cap stocks.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of 2001, the situation was uncertain for world markets. U.S. gross domestic product contracted in the third quarter and unemployment rose through-out the final months of the year. These and other factors, combined with continuing concerns about terrorism, caused markets around the world to be volatile.
    There were positive signs, however. The Fed was maintaining a bias toward cutting interest rates, consumer confidence began to rebound toward the end of the year, and inflation remained low.

           See important fund and index disclosure inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (12/29/00)        -6.86%
  1 Year                     -6.89

CLASS B SHARES
 Inception (01/02/01)        -5.98%
  1 Year                     -6.99

CLASS C SHARES
 Inception (01/11/01)        -2.08%
  1 Year                     -3.07

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/29/00-12/31/01

================================================================================
(MT Chart)
           C SHARES    A SHARES       B SHARES      MSCI AC         LIPPER
12/00       10000       9450           10000         10000           10000
1/01        10610       10026.5        10600         10253           10166
2/01        9390        8873.41        9380          10001           9420.83
3/01        8650        8183.94        8640          9327.93         8766.08
4/01        9730        9204.48        9720          10002           9366.56
5/01        9751        9222.89        9740          9890.98         9309.43
6/01        9431        8929.6         9420          10003           9047.83
7/01        9231        8740.3         9220          9844.95         8823.44
8/01        8931        8465.85        8930          10004           8473.15
9/01        8561        8116.21        8560          9090.63         7681.76
10/01       9121        8655.13        9120          10005           7873.04
11/01       9731        9241.08        9730          10620.3         8302.12
12/01       9791        9311           9399          10006           8422.5

                                                             Source: Lipper, Inc

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM Worldwide Spectrum Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/29/00-12/31/01. (Please note that the results for the indexes are for the period 12/31/00-12/31/01.
    It is important to understand the difference between your fund and an index. A market index such as the MSCI All Country (AC) World Free Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper Global Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    The fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

                                   [ARTWORK]

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [ARTWORK]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [ARTWORK]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [ARTWORK]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [ARTWORK]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.


THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                           MARKET
                                               SHARES       VALUE
DOMESTIC COMMON STOCKS-61.50%

AIRLINES-2.03%

Southwest Airlines Co.                          15,000   $   277,200
====================================================================

APPLICATION SOFTWARE-3.40%

Cadence Design Systems, Inc.(a)                  7,000       153,440
--------------------------------------------------------------------
Manugistics Group, Inc.(a)                       9,000       189,720
--------------------------------------------------------------------
PeopleSoft, Inc.(a)                              3,000       120,600
====================================================================
                                                             463,760
====================================================================

AUTO PARTS & EQUIPMENT-0.89%

Johnson Controls, Inc.                           1,500       121,125
====================================================================

BANKS-2.31%

Bank of America Corp.                            5,000       314,750
====================================================================

BROADCASTING & CABLE TV-1.23%

Cox Communications, Inc.-Class A(a)              4,000       167,640
====================================================================

COMPUTER HARDWARE-4.35%

International Business Machines Corp.            1,600       193,536
--------------------------------------------------------------------
Sun Microsystems, Inc.(a)                       32,500       401,050
====================================================================
                                                             594,586
====================================================================

CONSTRUCTION & ENGINEERING-2.72%

Jacobs Engineering Group Inc.(a)                 3,500       231,000
--------------------------------------------------------------------
Shaw Group Inc. (The)(a)                         6,000       141,000
====================================================================
                                                             372,000
====================================================================

DATA PROCESSING SERVICES-2.59%

Concord EFS, Inc.(a)                             6,000       196,680
--------------------------------------------------------------------
First Data Corp.                                 2,000       156,900
====================================================================
                                                             353,580
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.11%

H&R Block, Inc.                                  3,400       151,980
====================================================================

DIVERSIFIED FINANCIAL SERVICES-7.70%

Citigroup Inc.                                   8,500       429,080
--------------------------------------------------------------------
Fannie Mae                                       3,400       270,300
--------------------------------------------------------------------
Freddie Mac                                      2,600       170,040
--------------------------------------------------------------------
Gabelli Asset Management Inc.-Class A(a)         4,200       181,440
====================================================================
                                                           1,050,860
====================================================================

ELECTRIC UTILITIES-2.01%

Mirant Corp.(a)                                 17,100       273,942
====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.70%

Thermo Electron Corp.(a)                         4,000        95,440
====================================================================

GENERAL MERCHANDISE STORES-1.80%

Target Corp.                                     6,000       246,300
====================================================================

                                                           MARKET
                                               SHARES       VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-2.49%

Laboratory Corp. of America Holdings(a)          4,200   $   339,570
====================================================================

HEALTH CARE EQUIPMENT-1.03%

Baxter International Inc.                        2,400       128,712
--------------------------------------------------------------------
Viasys Healthcare Inc.(a)                          584        11,803
====================================================================
                                                             140,515
====================================================================

HEALTH CARE FACILITIES-2.12%

HCA Inc.                                         7,500       289,050
====================================================================

HOMEBUILDING-1.34%

NVR, Inc.(a)                                       900       183,600
====================================================================

HOTELS-1.14%

Starwood Hotels & Resorts Worldwide, Inc.        5,200       155,220
====================================================================

MANAGED HEALTH CARE-2.28%

UnitedHealth Group Inc.                          4,400       311,388
====================================================================

MOVIES & ENTERTAINMENT-1.41%

AOL Time Warner Inc.(a)                          6,000       192,600
====================================================================

MULTI-UTILITIES-1.49%

Dynegy Inc.-Class A                              8,000       204,000
====================================================================

NETWORKING EQUIPMENT-1.05%

NetScreen Technologies, Inc.(a)                  6,500       143,845
====================================================================

OIL & GAS DRILLING-3.25%

Nabors Industries, Inc.(a)                       5,500       188,815
--------------------------------------------------------------------
Noble Drilling Corp.(a)                          7,500       255,300
====================================================================
                                                             444,115
====================================================================

PHARMACEUTICALS-1.30%

Johnson & Johnson                                3,000       177,300
====================================================================

SEMICONDUCTORS-1.42%

Microchip Technology Inc.(a)                     5,000       193,700
====================================================================

SOFT DRINKS-1.07%

PepsiCo, Inc.                                    3,000       146,070
====================================================================

SYSTEMS SOFTWARE-3.64%

Microsoft Corp.(a)                               7,500       497,025
====================================================================

TELECOMMUNICATIONS EQUIPMENT-1.48%

QUALCOMM Inc.(a)                                 4,000       202,000
====================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.15%

Sprint Corp. (PCS Group)(a)                     12,000       292,920
====================================================================
    Total Domestic Common Stocks (Cost
      $7,816,607)                                          8,396,081
====================================================================

                                                           MARKET
                                               SHARES       VALUE

FOREIGN STOCKS-28.27%

BERMUDA-6.41%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                   6,000   $   161,520
--------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)             5,500       388,850
--------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                 5,500       323,950
====================================================================
                                                             874,320
====================================================================

CANADA-5.55%

Biovail Corp. (Pharmaceuticals)(a)               6,400       360,000
--------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                4,200       169,638
--------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                    6,000       228,072
====================================================================
                                                             757,710
====================================================================

FRANCE-1.64%

Sanofi-Synthelabo S.A. (Pharmaceuticals)         3,000       224,186
====================================================================

GERMANY-4.84%

Altana A.G. (Pharmaceuticals)                    8,000       398,791
--------------------------------------------------------------------
Systeme, Anwendungen, Produkte in der
  Datenvernabeitung (Application Software)(a)    2,000       262,549
====================================================================
                                                             661,340
====================================================================

                                                           MARKET
                                               SHARES       VALUE

IRELAND-2.48%

Ryanair Holdings PLC (Airlines)(a)              53,400   $   338,098
====================================================================

ITALY-0.69%

Riunione Adriatica di Sicurta S.p.A
  (Multi-Line Insurance)                         8,000        94,383
====================================================================

UNITED KINGDOM-6.66%

ARM Holdings PLC (Semiconductors)(a)            28,000       146,357
--------------------------------------------------------------------
New Look Group PLC (Apparel Retail)             70,000       167,353
--------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       36,169       218,547
--------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                   16,000       376,800
====================================================================
                                                             909,057
====================================================================
    Total Foreign Stocks (Cost $3,239,710)                 3,859,094
====================================================================

MONEY MARKET FUNDS-7.55%

STIC Liquid Assets Portfolio(b)                515,048       515,048
--------------------------------------------------------------------
STIC Prime Portfolio(b)                        515,048       515,048
====================================================================
    Total Money Market Funds (Cost
      $1,030,096)                                          1,030,096
====================================================================
TOTAL INVESTMENTS--97.32% (Cost $12,086,413)              13,285,271
====================================================================
OTHER ASSETS LESS LIABILITIES--2.68%                         365,563
====================================================================
NET ASSETS-100.00%                                       $13,650,834
____________________________________________________________________
====================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

WORLDWIDE SPECTRUM FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $12,086,413)  $13,285,271
------------------------------------------------------------
Foreign currencies, at value (cost $46,947)           48,627
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   477,143
------------------------------------------------------------
  Due from advisor                                    25,986
------------------------------------------------------------
  Dividends                                            7,780
------------------------------------------------------------
  Foreign currency contracts closed                    1,313
------------------------------------------------------------
Investment for deferred compensation plan              5,790
------------------------------------------------------------
Other assets                                          21,339
============================================================
    Total assets                                  13,873,249
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              161,136
------------------------------------------------------------
  Fund shares reacquired                               1,360
------------------------------------------------------------
  Foreign currency contracts outstanding               9,887
------------------------------------------------------------
  Options written (premiums received $19,879)          2,100
------------------------------------------------------------
  Deferred compensation plan                           5,790
------------------------------------------------------------
Accrued distribution fees                             11,156
------------------------------------------------------------
Accrued transfer agent fees                            2,230
------------------------------------------------------------
Accrued operating expenses                            28,756
============================================================
    Total liabilities                                222,415
============================================================
Net assets applicable to shares outstanding      $13,650,834
============================================================

NET ASSETS:

Class A                                          $ 8,725,382
____________________________________________________________
============================================================
Class B                                          $ 3,613,018
____________________________________________________________
============================================================
Class C                                          $ 1,312,434
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              886,102
____________________________________________________________
============================================================
Class B                                              369,011
____________________________________________________________
============================================================
Class C                                              134,028
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      9.85
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.85 divided by
      94.50%)                                    $     10.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      9.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      9.79
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,388)                                        $    53,291
------------------------------------------------------------
Dividends from affiliated money market funds          19,098
------------------------------------------------------------
Interest                                              42,122
============================================================
    Total investment income                          114,511
============================================================

EXPENSES:

Advisory fees                                         69,914
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        10,860
------------------------------------------------------------
Distribution fees -- Class A                          21,849
------------------------------------------------------------
Distribution fees -- Class B                          11,226
------------------------------------------------------------
Distribution fees -- Class C                           8,599
------------------------------------------------------------
Printing                                              19,385
------------------------------------------------------------
Professional fees                                     60,448
------------------------------------------------------------
Registration and filing                               94,917
------------------------------------------------------------
Transfer agent fees -- Class A                        11,536
------------------------------------------------------------
Transfer agent fees -- Class B                         2,228
------------------------------------------------------------
Transfer agent fees -- Class C                         1,707
------------------------------------------------------------
Trustees' fees                                         8,290
------------------------------------------------------------
Other                                                  7,210
============================================================
    Total expenses                                   378,169
============================================================
Less: Fees waived and expenses reimbursed           (207,946)
------------------------------------------------------------
    Expenses paid indirectly                             (96)
============================================================
    Net expenses                                     170,127
============================================================
Net investment income (loss)                         (55,616)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,162,298)
------------------------------------------------------------
  Foreign currencies                                     591
------------------------------------------------------------
  Foreign currency contracts                         (44,002)
------------------------------------------------------------
  Futures contracts                                   26,574
------------------------------------------------------------
  Option contracts written                            15,021
============================================================
                                                  (1,164,114)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            1,198,858
------------------------------------------------------------
  Foreign currencies                                   1,356
------------------------------------------------------------
  Foreign currency contracts                          (9,887)
------------------------------------------------------------
  Option contracts written                            17,779
============================================================
                                                   1,208,106
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts,
  futures contracts and option contracts              43,992
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $   (11,624)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001 and for the period December 29, 2000 (Date operations commenced) to December 31, 2000.

                                                                 2001           2000
                                                              -----------    ----------
OPERATIONS:

  Net investment income (loss)                                $   (55,616)   $      321
---------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                             (1,164,114)           --
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                              1,208,106            --
=======================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                  (11,624)          321
=======================================================================================
Distributions to shareholders from net investment income:
  Class A                                                            (673)           --
---------------------------------------------------------------------------------------
  Class B                                                            (285)           --
---------------------------------------------------------------------------------------
  Class C                                                             (94)           --
---------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       7,688,252     1,109,445
---------------------------------------------------------------------------------------
  Class B                                                       3,565,526            10
---------------------------------------------------------------------------------------
  Class C                                                       1,299,946            10
=======================================================================================
    Net increase in net assets                                 12,541,048     1,109,786
=======================================================================================

NET ASSETS:

  Beginning of year                                             1,109,786            --
=======================================================================================
  End of year                                                 $13,650,834    $1,109,786
_______________________________________________________________________________________
=======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $13,610,384    $1,106,465
---------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (2,951)        3,321
---------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (1,164,705)           --
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                   1,208,106            --
=======================================================================================
                                                              $13,650,834    $1,109,786
_______________________________________________________________________________________
=======================================================================================

See Notes to Financial Statements.

WORLDWIDE SPECTRUM FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Worldwide Spectrum Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $50,396, undistributed net realized gain was decreased by $591 and shares of beneficial interest decreased by $49,805 as a result of nondeductible organization/stock issue expenses, differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $1,171,360 as of December 31, 2001 which may by carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 2001 were as follows:

                               CONTRACT TO                        UNREALIZED
   SETTLEMENT             ----------------------                 APPRECIATION
   DATE        CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
   ----------  --------   ---------   ----------   ----------   --------------
   02/28/02      CAD        962,000   $  605,737   $  604,199      $ 1,538
   ---------------------------------------------------------------------------
   02/28/02      EUR      1,168,000    1,034,788    1,039,160       (4,372)
   ---------------------------------------------------------------------------
   02/28/02      GBP        263,000      374,565      381,618       (7,053)
   ===========================================================================
                                      $2,015,090   $2,024,977      $(9,887)
   ___________________________________________________________________________
   ===========================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $69,914 and reimbursed expenses of $138,032.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $8,549 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $21,849, $11,226 and $8,599, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,936 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $2,126 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,237 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $96 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $96.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                           2001     2000
                                          ------    -----
Distributions paid from ordinary income   $1,052    $  --
_________________________________________________________
=========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                 $     2,838
---------------------------------------------------------
Capital loss carryforward                      (1,171,360)
---------------------------------------------------------
Unrealized appreciation                         1,208,972
=========================================================
                                              $    40,450
_________________________________________________________
=========================================================


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $23,544,142 and $11,325,528, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $1,570,416
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (374,789)
=========================================================
Net unrealized appreciation of investment
  securities                                   $1,195,627
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $12,089,644.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                               136         64,817
--------------------------------------------------------
Closed                                (15)       (13,140)
--------------------------------------------------------
Exercised                             (75)       (25,897)
--------------------------------------------------------
Expired                                (6)        (5,901)
========================================================
End of year                            40       $ 19,879
________________________________________________________
========================================================

  Open call options written at December 31, 2001 were as follows:

                                                         DECEMBER 31,
              CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2001        UNREALIZED
ISSUE          MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
-----         --------   ------   ---------   --------   ------------   ------------
Dynegy, Inc.   Mar-02     $40        40       $19,879       $2,100        $17,779
____________________________________________________________________________________
====================================================================================

NOTE 9-SHARE INFORMATION


Changes in shares outstanding during the year ended December 31, 2001 and the period December 29, 2000 (date operations commenced) through December 31, 2000 were as follows:

                                                                        2001                      2000
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
                                                              ---------    -----------    -------    ----------
Sold:
  Class A                                                       872,405    $ 8,569,590    110,945    $1,109,445
---------------------------------------------------------------------------------------------------------------
  Class B                                                       389,269      3,753,828          1            10
---------------------------------------------------------------------------------------------------------------
  Class C                                                       183,610      1,766,611          1            10
===============================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            70            670         --            --
---------------------------------------------------------------------------------------------------------------
  Class B                                                            29            277         --            --
---------------------------------------------------------------------------------------------------------------
  Class C                                                             9             90         --            --
===============================================================================================================
Reacquired:
  Class A                                                       (97,318)      (882,008)        --            --
---------------------------------------------------------------------------------------------------------------
  Class B                                                       (20,288)      (188,579)        --            --
---------------------------------------------------------------------------------------------------------------
  Class C                                                       (49,592)      (466,755)        --            --
===============================================================================================================
                                                              1,278,194    $12,553,724    110,947    $1,109,465
_______________________________________________________________________________________________________________
===============================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                                              ---------------------------------
                                                                              DECEMBER 29, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(A)             2000
                                                              ------------    -----------------
Net asset value, beginning of period                             $10.00            $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                             (0.05)               --
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.10)               --
===============================================================================================
    Total from investment operations                              (0.15)               --
===============================================================================================
Less distributions from net investment income                     (0.00)               --
===============================================================================================
Net asset value, end of period                                   $ 9.85            $10.00
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   (1.49)%              --
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $8,725            $1,110
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.91%(c)          1.80%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              4.44%(c)         76.90%(d)
===============================================================================================
Ratio of net investment income (loss) to average net assets       (0.52)%(c)         3.91%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                             168%               --
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,242,607.
(d)  Annualized.

                                                                  CLASS B
                                                              ---------------
                                                              JANUARY 2, 2001
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                               DECEMBER 31,
                                                                  2001(a)
                                                              ---------------
Net asset value, beginning of period                              $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.11)
-----------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (0.10)
=============================================================================
    Total from investment operations                               (0.21)
=============================================================================
Less distributions from net investment income                      (0.00)
=============================================================================
Net asset value, end of period                                    $ 9.79
_____________________________________________________________________________
=============================================================================
Total return(b)                                                    (2.09)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $3,613
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.57%(c)
-----------------------------------------------------------------------------
  Without fee waivers                                               5.10%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets        (1.18)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                              168%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $1,125,683.

                                                                  CLASS C
                                                              ----------------
                                                              JANUARY 11, 2001
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                DECEMBER 31,
                                                                  2001(a)
                                                              ----------------
Net asset value, beginning of period                               $10.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.11)
------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)           (0.10)
==============================================================================
    Total from investment operations                                (0.21)
==============================================================================
Less distributions from net investment income                       (0.00)
==============================================================================
Net asset value, end of period                                     $ 9.79
______________________________________________________________________________
==============================================================================
Total return(b)                                                     (2.09)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,312
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.57%(c)
------------------------------------------------------------------------------
  Without fee waivers                                                5.10%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets         (1.18)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                               168%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $884,117.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Worldwide Spectrum Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Worldwide Spectrum Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND               INVESTMENT ADVISOR              DISTRIBUTOR                       AUDITORS
11 Greenway Plaza                A I M Advisors, Inc.            A I M Distributors, Inc.          PricewaterhouseCoopers
Suite 100                        11 Greenway Plaza               11 Greenway Plaza                 LLP
Houston, TX 77046                Suite 100                       Suite 100                         1201 Louisiana, Suite
                                 Houston, TX 77046               Houston, TX 77046                 2900
                                                                                                   Houston, TX 77002

COUNSEL TO THE FUND              COUNSEL TO THE TRUSTEES         TRANSFER AGENT                    CUSTODIAN
Ballard Spahr                    Kramer, Levin, Naftalis         A I M Fund Services, Inc.         State Street Bank and
Andrews & Ingersoll, LLP         & Frankel LLP                   P.O. Box 4739                     Trust Company
1735 Market Street               919 Third Avenue                Houston, TX 77210-4739            225 Franklin Street
Philadelphia, PA 19103           New York, NY 10022                                                Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 45.77% is eligible for the dividends received deduction for corporations.

                             EQUITY FUNDS

     A DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry
        MORE AGGRESSIVE                             MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                        $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)              AIM Developing Markets                      million shareholders, including
AIM Mid Cap Opportunities(1)                AIM European Small Company                  individual investors, corporate clients
AIM Large Cap Opportunities(1)              AIM Asian Growth                            and financial institutions.*
AIM Emerging Growth                         AIM International Emerging Growth                The AIM Family of Funds--Registered
AIM Small Cap Growth                        AIM Global Aggressive Growth                Trademark-- is distributed nationwide. AIM
AIM Aggressive Growth                       AIM European Development                    is a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                          AIM Euroland Growth                         world's largest independent financial
AIM Dent Demographic Trends                 AIM International Equity                    services companies with $398 billion in
AIM Constellation                           AIM Global Growth                           assets under management.*
AIM Large Cap Growth AIM Weingarten         AIM Worldwide Spectrum
AIM Small Cap Equity                        AIM Global Trends
AIM Capital Development                     AIM International Value(3)
AIM Charter
AIM Mid Cap Equity                                  MORE CONSERVATIVE
AIM Select Equity(2)
AIM Value II                                       SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                        MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                   AIM New Technology
AIM Basic Value                             AIM Global Telecommunications and Technology
AIM Large Cap Basic Value                   AIM Global Energy(4)
AIM Balanced                                AIM Global Infrastructure
AIM Basic Balanced                          AIM Global Financial Services
                                            AIM Global Health Care
      MORE CONSERVATIVE                     AIM Global Utilities
                                            AIM Real Estate(5)

                                                    MORE CONSERVATIVE


                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM High Yield II                           AIM High Income Municipal
AIM High Yield                              AIM Municipal Bond
AIM Strategic Income                        AIM Tax-Free Intermediate
AIM Income                                  AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
*As of 12/31/01                                         --Registered Trademark--


                                                                        WWS-AR-1

A I M Distributors, Inc.